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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                    --------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          DATE OF REPORT: JULY 29, 2004
                        (Date of earliest event reported)

                             ----------------------

                              QUALMARK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                             ----------------------



         COLORADO                       0-28484                84-1232688
 -----------------------           ----------------        -------------------
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation or organization)    File Number)          Identification No.)



                  4580 FLORENCE STREET, DENVER, COLORADO 80238
               --------------------------------------------------
               (Address of principal executive offices, zip code)


                                 (303) 245-8800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.           OTHER EVENTS

         On July 29, 2004, the Registrant (QualMark Corporation) announced the appointment of Gerald Laber to the Registrant's Board of Directors and Audit Committee.



ITEM 7.           FINANCIAL STATEMENT AND EXHIBITS

                  (c)      Exhibits.
                           99.1 Press release announcing the appointment of Gerald Laber to the Registrant's Board of Directors and Audit Committee.







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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            QUALMARK CORPORATION
                                            (Registrant)



Date: July 29, 2004                         By:  /s/ CHARLES D. JOHNSTON
                                                --------------------------------
                                                Charles D. Johnston
                                                President & CEO


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                                 EXHIBIT INDEX

Exhibit                          Description
 No.

  99.1 Press release announcing the appointment of Gerald Laber to the Registrant's Board of Directors and Audit Committee.